UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2009

NetREIT
 (Exact name of registrant as specified in its charter)

CALIFORNIA	000-53673	33-0841255
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1282 Pacific Oaks Place Escondido, California	92029
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 471-8536

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and restates Item 8.01 of the Current Report on Form 8-K filed by NetREIT with the Securities and Exchange Commission on October 22, 2009. At the time of the Original Filing, NetREIT mistakenly reported that all the proposals presented for shareholder vote at its recently completed Annual Meeting had been approved; however, NetREIT did not receive the requisite number of votes to amend the various provisions of the bylaws presented at the Annual Meeting.

Item 8.01 Event Registrant Deems Important to Security Holder

A meeting of the shareholders of NetREIT was held at the offices of NetREIT, 1282 Pacific Oaks Place, Escondido, California at 9:00 a.m. Pacific Daylight Savings Time, with a quorum of the shareholders present either in person or by proxy.

The Chairman presented the seven (7) current directors up for reelection and the election of Mr. William Allen, as presented in the Proxy Statement. All eight (8) nominees for director were approved by a vote of 94.5% of the shares entitled to vote and present at the shareholder meeting. The following were elected to serve as directors of NetREIT until the 2010 Annual Shareholder Meeting; Jack K. Heilbron, Kenneth W. Elsberry, Bruce Staller, Sumner J. Rollings, Thomas E. Schwartz, Larry G. Dubose, David Bruen, and William Allen.

The Chairman presented the proposals detailed in the Proxy Statement for shareholder vote; proposal 2A amends the bylaws to provide for a change in the shareholder meeting date, proposal 2B amends the articles of incorporation and bylaws to correct an inconsistency for the number of directors, proposal 2C amends the bylaws to require a majority vote for the reduction of the number of directors to less than five (5), proposal 2D amends the bylaws to allow certain investments for hedging purposes only and not for speculation, proposal 2E amends the bylaws to allow additional company structures that may be used for investment in real property ownership, proposal 2F amends the bylaws to allow for the issuance of redeemable, voting equity preferred stock, and proposal 2G amends the bylaws to remove all references to Advisor(s) and Advisory contracts. The shareholders did not approve the proposals presented with respect to the amendments to NetREIT’s bylaws.

There being no other business to be presented the Chairman made a motion that the 2009 Annual Meeting of Shareholders be adjourned. All those present voted for the motion to adjourn the meeting until the 2010 Annual Shareholders Meeting.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetREIT

Date: November 2, 2009

By: /s/ Kenneth Elsberry

Name: Kenneth Elsberry
Title: Chief Financial Officer